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                                                                    EXHIBIT 10.3



                                 FORM OF WARRANT


            THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OR TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                              EVERGREEN SOLAR, INC.


                          COMMON STOCK PURCHASE WARRANT


                                  Number _____


      THIS IS TO CERTIFY that [______________] and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from EVERGREEN SOLAR, INC., a Delaware corporation (the "Company"), at a price per share equal to the Exercise Price, [______] fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock"), subject to the terms and conditions of the Warrant Agreement, as amended, supplemented or modified from time to time (the "Warrant Agreement"), dated as of the date hereof, between the Company and the other parties thereto. The Exercise Price and the number of shares of Common Stock subject to this Warrant are subject to adjustment and readjustment from time to time as set forth in Section 7 of the Warrant Agreement. Capitalized terms used herein shall have the meanings ascribed to such terms in the Warrant Agreement.

      Payment of the Exercise Price may be made as set forth in Section 3 of the Warrant Agreement.

      If this Warrant is not exercised on or before 5:00 p.m. Eastern time on the Expiration Date, this Warrant shall become void and all rights hereunder shall cease as of such time, except as provided in the Warrant Agreement.
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      This Warrant is one of the Warrants issued pursuant to the Warrant
Agreement and is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof. This Warrant may not be amended except as set forth in the Warrant Agreement. The Warrant Agreement sets forth a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the Holder with respect to this Warrant. Copies of the Warrant Agreement are on file at the Principal Office of the Company.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its president and attested by its secretary, as of the 21st day of June, 2004.

                                          EVERGREEN SOLAR, INC.



                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

ATTEST:

By:___________________________
Name:_________________________
Title:  Secretary

[CORPORATE SEAL]